Exhibit 10.1

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 4, 2019 (this “Amendment”), by and among CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation (the “Borrower”), AIR TRANSPORT SERVICES GROUP, INC., a Delaware corporation (“Holdings”), each of the financial institutions party hereto as “Lenders” and SUNTRUST BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of November 9, 2018, as amended from time to time prior to the date hereof (as so amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments and other modifications to the terms and provisions of the Credit Agreement, including a request to provide Incremental Revolving Commitments in an aggregate principal amount of $105,000,000 and a six month extension of the Final Maturity Date;

WHEREAS, the Lenders party to this Amendment and the Administrative Agent are willing to so amend or otherwise modify such terms and provisions and to extend the Final Maturity Date, in each case, on and subject to the terms and conditions herein; and

WHEREAS, each of the Lenders listed on Annex 1.1A attached hereto (collectively, the “Incremental Lenders”) are willing to provide Incremental Revolving Commitments to the Borrower in the amounts set forth on such Annex 1.1A on and subject to the terms and conditions herein.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement (after giving effect to this Amendment) shall have the same meanings herein as in the Credit Agreement (after giving effect to this Amendment).

2.Amendments to Credit Agreement.

(a) Section 1.1. of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Convertible Notes” shall mean the 1.125% Convertible Senior Notes due 2024, issued pursuant to that certain Indenture dated as of September 29, 2017 between Holdings and U.S. Bank National Association.
“Liquidity” shall mean, as of any date of determination, the sum of (i) the aggregate amount of unrestricted cash on hand of Holdings and its Subsidiaries plus (ii) the Total Revolving Commitment minus the Total Revolving Extensions of Credit.
“Third Amendment Effective Date” shall mean November 4, 2019.
(b) The Credit Agreement is hereby further amended by deleting the defined terms “Anniversary Date”, “Applicable Margin”, “Revolving Facility Final Maturity Date” and “Term Facility Final Maturity Date” in Section 1.1. thereof and substituting in lieu thereof the following defined terms, respectively:

“Anniversary Date" shall mean November 30 of each year after the Third Amendment Effective Date until the applicable Final Maturity Date.
“Applicable Margin” shall mean, for each Type and Class of Loan, the rate per annum set forth under the relevant column heading and opposite the relevant category below:

Level	Secured Leverage Ratio	Applicable Margin for Eurodollar Rate Loans	Applicable Margin for Base Rate Loans	Commitment Fee for Revolver
I	Greater than or equal to 2.50x	1.875%	0.875%	0.30%
II	Less than 2.50x but greater than or equal to 2.00x	1.75%	0.75%	0.25%
III	Less than 2.00x but greater than or equal to 1.50x	1.50%	0.50%	0.225%
IV	Less than 1.50x but greater than or equal to 1.00x	1.25%	0.25%	0.20%
V	Less than 1.00x	1.00%	0.00%	0.20%

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For the purposes hereof, changes in the Applicable Margin resulting from changes in the Secured Leverage Ratio shall become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 8.1 and shall remain in effect until the next change to be effected pursuant to this paragraph; provided, that the foregoing is subject in all events to the last paragraph of Section 8.1(c). If any financial statements referred to above are not delivered within the time periods specified in Section 8.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the table above shall apply. Each determination of the Secured Leverage Ratio pursuant to the above table shall be made in a manner consistent with the determination thereof pursuant to Section 9.13. Notwithstanding the foregoing, the Applicable Margin from the Third Amendment Effective Date until the third Business Day after the Borrower delivers the required financial statements under Section 8.1 for the Fiscal Quarter ending December 31, 2019 shall be at Level I.
“Revolving Facility Final Maturity Date” shall mean November 30, 2024, or such later date to which the Revolving Facility Final Maturity Date may be extended pursuant to the terms hereof or, if earlier, the date on which the Revolving Commitments are terminated pursuant to Section 10; provided that if (i) on July 12, 2024, more than $75,000,000 in aggregate principal amount of the Convertible Notes remain outstanding and (ii) on such date, Holdings and its Subsidiaries have less than $375,000,000 of Liquidity, the Revolving Facility Final Maturity Date shall be July 12, 2024.
“Term Facility Final Maturity Date” shall mean November 30, 2024, or such later date to which the Term Facility Final Maturity Date may be extended pursuant to the terms hereof or, if earlier, the date on which the Term Loans are declared immediately due and payable pursuant to Section 10; provided that if (i) on July 12, 2024, more than $75,000,000 in aggregate principal amount of the Convertible Notes remain outstanding and (ii) on such date, Holdings and its Subsidiaries have less than $375,000,000 of Liquidity, the Term Facility Final Maturity Date shall be July 12, 2024.
(c) The Credit Agreement is hereby further amended by adding the following sentence at the end of Section 2.1(a)(ii) thereof:
“The Borrower acknowledges and agrees that the aggregate outstanding principal amount of the Term Loans A-2 as of the Third Amendment Effective Date (after giving effect to that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of November 4, 2019 and the prepayment of the Term Loans A-2 contemplated thereby) is $635,000,000.”
(d) The Credit Agreement is hereby further amended by deleting Section 2.14(a) thereof in its entirety and substituting in lieu thereof the following:

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“(a)    Upon notice to the Administrative Agent (whereupon the Administrative Agent shall promptly notify the Lenders), at any time after the Third Amendment Effective Date, the Borrower may from time to time request (i) additional commitments under the Term Facility (each an “Incremental Term Commitment” and all of them, collectively, the “Incremental Term Commitments”) and/or (ii) increases in the aggregate amount of the Revolving Commitments (each such increase, an “Incremental Revolving Commitment” and, together with the Incremental Term Commitments, the “Incremental Commitments”); provided that (x) after giving effect to any such addition(s), the aggregate amount of Incremental Commitments that have been added pursuant to this Section 2.14 after the Third Amendment Effective Date (excluding, for the avoidance of doubt, the Incremental Revolving Commitments provided on the Third Amendment Effective Date) shall not exceed the Incremental Cap (as defined below), (y) any such addition or increase shall be in an amount of not less than $10,000,000 and (z) there shall be not more than three (3) such increases after the Third Amendment Effective Date. For purposes hereof, the “Incremental Cap” shall mean the sum of (i) $400,000,000 (the “Fixed Basket”) plus (ii) the maximum principal amount of Indebtedness that may be incurred at such time that would not cause the Secured Leverage Ratio on a pro forma basis to exceed 3.25 to 1.00; provided that in calculating the Secured Leverage Ratio for purposes of this definition only, all Incremental Revolving Commitments shall be assumed to be fully drawn (this clause (ii), the “Incremental Ratio Basket”). The Borrower may allocate use of the Incremental Cap between the Fixed Basket and the Incremental Ratio Basket in such amounts as it determines (which shall be specified in the Incremental Facility Amendment related to the Incremental Commitments).”
(e) The Credit Agreement is hereby further amended by deleting Section 5.2(a)(iii) thereof in its entirety and substituting in lieu thereof the following:
“(iii)    The Borrower shall be required to repay the principal amount of Term Loans A-2 on the last day of March, June, September and December of each year and on the Term Facility Final Maturity Date, commencing March 31, 2020 (each such repayment, a “Term Loan A-2 Scheduled Repayment”), each such installment on any such date to be in the amount set forth below opposite such date:

Date	Installment Amount
March 31, 2020	$3,968,750
June 30, 2020	$3,968,750
September 30, 2020	$3,968,750
December 31, 2020	$3,968,750
March 31, 2021	$3,968,750
June 30, 2021	$3,968,750
September 30, 2021	$3,968,750
December 31, 2021	$3,968,750

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Date	Installment Amount
March 31, 2022	$7,937,500
June 30, 2022	$7,937,500
September 30, 2022	$7,937,500
December 31, 2022	$7,937,500
March 31, 2023	$7,937,500
June 30, 2023	$7,937,500
September 30, 2023	$7,937,500
December 31, 2023	$7,937,500
March 31, 2024 June 30, 2024 September 30, 2024	$7,937,500 $7,937,500 $7,937,500
Term Facility Final Maturity Date	All amounts outstanding in respect of Term Loans A-2
If the Term Facility Final Maturity Date is extended pursuant to Section 2.16, the Borrower shall continue to repay the principal amount of the Term Loan A-2 on the last day of March, June, September and December of each year (commencing with December 31, 2024) in equal installments of $7,937,500 each until the then extended Term Facility Final Maturity Date, at which time all amounts outstanding in respect of the Term Loans shall be due and payable. The Term Loan A-2 Scheduled Repayments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in clause (b) immediately below.”
(f) The Credit Agreement is hereby further amended by deleting the reference to “December 31, 2015” in Section 6.2(d) thereof and substituting in lieu thereof “December 31, 2018”.
(g) The Credit Agreement is hereby further amended by deleting Section 7.9(b) thereof in its entirety and substituting in lieu thereof the following:
“(b)    The audited financial statements of Holdings and its Subsidiaries for the 2018 Fiscal Year consisting of balance sheets and the related consolidated statements of income, stockholders’ equity and cash flows for such Fiscal Year, were prepared in conformity with GAAP and fairly present, in all material respects, the financial position, on a consolidated basis, of the Persons described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the Persons described therein for each of the periods then ended. As of the Third Amendment Effective Date, none of Holdings, the Borrower or any of their respective Subsidiaries has any contingent liability or liability for taxes, long‑term lease or unusual forward or long‑term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets,

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condition (financial or otherwise) or prospects of Holdings, the Borrower or any of their respective Subsidiaries. Since December 31, 2018, no event, circumstance or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.”
(h) The Credit Agreement is hereby further amended by deleting the reference to “December 31, 2015” in Section 7.19 thereof and substituting in lieu thereof “December 31, 2018”.
(i) The Credit Agreement is hereby further amended by deleting Section 8.10(b)(i) thereof in its entirety and substituting in lieu thereof the following:
“(i)    [reserved];”
(j) The Credit Agreement is hereby further amended by deleting Section 9.4(i) thereof in its entirety and substituting in lieu thereof the following:
“(i)    other Indebtedness of Holdings and its Subsidiaries in an aggregate outstanding principal amount not to exceed at any time $750,000,000.”
(k) The Credit Agreement is hereby further amended by deleting Section 9.13(b) thereof in its entirety and substituting in lieu thereof the following:
“(b)    Holdings will not permit the Total Leverage Ratio at the end of any Test Period ending on March 31, June 30, September 30 and December 31 of any calendar year to be more than 4.25 to 1.00. For the purposes of calculating the financial covenant set forth in this clause (b), the Relief Fund shall be deemed not to be a ‘Subsidiary.’”
(l) The Credit Agreement is hereby further amended by adding a new Section 12.25 thereto as follows:
“Section 12.25 Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedging Transactions or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special

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Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b) As used in this Section 12.25, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:

i.	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);

ii.	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or

iii.	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

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3.Incremental Facility Amendment; Extension Amendment. The parties hereto intend that this Amendment shall constitute an Incremental Facility Amendment in connection with the Borrower’s increase in the aggregate amount of the Revolving Commitments in the amount of $105,000,000 pursuant to Section 2.14 of the Credit Agreement. Each of the Incremental Lenders hereby agrees to provide to the Borrower, subject to the terms and conditions herein (including satisfaction of each of the conditions set forth in Section 4 immediately below), an Incremental Revolving Commitment in the amount, for each such Incremental Lender, set forth in Annex 1.1A attached hereto corresponding to such Incremental Lender. Immediately after giving effect to this Amendment, the Total Revolving Commitments shall be equal to $750,000,000 and the Revolving Commitment of each Lender shall be as set forth on Annex 1.1B attached hereto corresponding to each such Lender. The Incremental Revolving Commitments contemplated by this Amendment shall be subject to the same terms and provisions (including pricing and final maturity) as the existing Revolving Commitments. The parties hereto acknowledge and agree that after giving effect to the Incremental Revolving Commitments contemplated by this Amendment, the aggregate amount of Incremental Commitments available to the Borrower will be determined as set forth in Section 2.14 of the Credit Agreement (after giving effect to this Amendment). The Incremental Commitments Effective Date with respect to the Incremental Revolving Commitments contemplated by this Amendment shall be the Third Amendment Effective Date (immediately after the conditions set forth in Section 4 immediately below have been satisfied). Notwithstanding anything to the contrary contained in Section 2.16 of the Credit Agreement, each of the parties hereto intends that this Amendment shall constitute an Extension Amendment in connection with the extension contemplated hereby with respect to the Final Maturity Date.  Each of the Lenders hereby waives any requirement for the delivery of corporate legal opinions with respect to the Borrower and the Guarantors in connection with this Amendment, including any legal opinion required by Section 2.16 of the Credit Agreement; provided that the foregoing shall not constitute (or be deemed to constitute) a waiver of any legal opinion required by Section 9 of this Amendment.

4.Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the truth and accuracy of the warranties and representations set forth in Sections 5 and 6 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(a)    This Amendment, duly executed and delivered by the Borrower, Holdings, the Required Lenders, the Incremental Lenders and the Administrative Agent;

(b)    A pro forma Compliance Certificate dated the Third Amendment Effective Date, after giving effect to the Revolving Commitment Increase contemplated by this Amendment;

(c)    A certificate of the Borrower dated as of the Third Amendment Effective Date signed by an Authorized Officer of the Borrower certifying that, before and after giving effect to the Revolving Commitment Increase and the amendments contemplated by this Amendment (i) the representations and warranties contained in Section 7 of the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier

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date, (ii) no Default or Event of Default exists before or after giving effect to the amendments contemplated by this Amendment and (iii) all conditions set forth in Section 6.2 of the Credit Agreement are satisfied as of the Third Amendment Effective Date;

(d)    For the account of each Revolving Lender that has requested a Note (or a replacement Note) in respect of such Lender’s Revolving Commitment (after giving effect to the Revolving Commitment Increase contemplated by this Amendment), a Note evidencing such Lender’s Revolving Commitment (after giving effect to the Revolving Commitment Increase contemplated by this Amendment), duly executed by an Authorized Officer of the Borrower;

(e)    A Reaffirmation of Obligations Under Credit Documents (the “Reaffirmation”) dated as of the Third Amendment Effective Date duly executed by each Credit Party, in the form of Exhibit I attached hereto;

(f)    A Notice of Borrowing for the Revolving Loans in the form of Exhibit II attached hereto (which notice will direct the Administrative Agent to use the proceeds thereof to prepay (i) the entire outstanding balance of Term Loan A-1 and (ii) a portion of the principal balance of Term Loan A-2 in the amounts set forth in such Notice of Borrowing);

(g)    A certificate, dated as of the Third Amendment Effective Date, signed by the Secretary (or Assistant Secretary) of each Credit Party in the form of Exhibit III attached hereto (together with certifications as to incumbency and signatures of such officers) with appropriate insertions and deletions, together with (i) copies of the articles or certificate of incorporation, the limited liability company agreement, the partnership agreement, any certificate of designation, the by-laws, or other organizational documents of each such Credit Party (or certifications from the applicable Credit Party that such documents have not been amended or otherwise modified in any way since the date such documents were delivered to the Administrative Agent (A) at the closing of the Credit Agreement or (B) when such Credit Party became a party to the Guarantee and Collateral Agreement), (ii) the resolutions, or such other administrative approval, of each such Credit Party referred to in such certificate in respect of the authorization and approval of the transactions contemplated by this Amendment and (iii) in the case of the certificate delivered by the Borrower, a statement that (1) all of the applicable conditions set forth in this Section 4 have been satisfied as of such date and (2) since December 31, 2018, there has not been any change, effect, event, occurrence, state of facts or development that has had or could reasonably be expected to have a Material Adverse Effect;
(h)    Certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under applicable law, if any, or by any Contractual Obligation of each Credit Party, in connection with the execution, delivery, performance, validity and enforceability of this Amendment or any of the transactions contemplated hereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;
(i)    The payment of all fees and other amounts due and payable on or prior to the effective date of this Amendment, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent)

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required to be reimbursed or paid by the Borrower hereunder or under any other agreement with the Administrative Agent or SunTrust Robinson Humphrey, Inc.;

(j)    An Affidavit of Out-Of-State Execution and Delivery regarding the execution and delivery of the Notes and the other documents contemplated by this Amendment, duly executed by the Borrower and notarized; and

(k)    Such other documents as the Administrative Agent may reasonably request.

To the extent that any notice was required to be delivered or otherwise provided prior to the Third Amendment Effective Date pursuant to the terms of the Credit Agreement in connection with any of the transactions contemplated by this Amendment (other than for the Notice of Borrowing provided for in clause (f) of this Section 4, in which case such prior notice shall be required to be provided one (1) Business Day prior to the effectiveness of this Amendment (regardless of the Type of Loan requested)), including any notices required pursuant to Section 2.14 and Section 2.16, and such notice was not so provided, the parties hereto waive the requirement of such notice.

5.Representations. Each of the Borrower and Holdings represents and warrants to the Administrative Agent and the Lenders that:

(a) Power and Authority. Each of the Borrower and the other Credit Parties have the power and authority to execute, deliver and perform the terms and provisions of this Amendment and the Credit Agreement, as amended by this Amendment, and have taken all necessary corporate action to duly authorize the execution, delivery and performance of this Amendment. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles.

(b) No Violation. The execution, delivery and performance by the Borrower and the other Credit Parties of this Amendment, and compliance by them with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or federal, state or local Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which any Credit Party is a party or by which they or any of their property or assets is bound or to which they may be subject or (iii) will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower, Holdings or any other Credit Party.

(c) Governmental Approvals; Consents. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have

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otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, and no consent, approval, authorization, registration, filing or order under any Contractual Obligation or applicable law, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Borrower or Holdings or (ii) the legality, validity, binding effect or enforceability of the Credit Agreement, as amended by this Amendment, against the Borrower or Holdings.

(d) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof and no Default or Event of Default will exist immediately after giving effect to this Amendment.

(e) No Impairment. The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(f) Credit Parties. The list of signatories to the Reaffirmation represents a true, correct and complete list of all Persons who are required by the terms of the Credit Documents to be or to become a Credit Party as of the date hereof.

(g) Solvency. As of the Third Amendment Effective Date, on a pro forma basis after giving effect to the Revolving Commitment Increase contemplated hereby and to all Indebtedness incurred, and to be incurred under such increase, (x) the sum of the assets, at a fair market valuation, of each Credit Party and its respective Subsidiaries will exceed its debts, (y) no such Credit Party or its Subsidiaries will have incurred or intended to, or believes that it will, incur debts beyond its ability to pay such debts as such debts mature and (z) each such Credit Party and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this clause (e), “debt” means any liability on a claim, and “claim” means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.
(h) Disclosure. As of the Third Amendment Effective Date, all information (other than projections, other forward-looking information and information of a general economic or industry-specific nature) that has been made available concerning the Credit Parties and/or the transactions contemplated by this Amendment prepared by, or on behalf of, the Borrower or Holdings or by any of their respective representatives or affiliates, and made available to any Lender or the Administrative Agent in connection with the transactions contemplated by this Amendment on or before the Third Amendment Effective Date, when taken as a whole, did not, when furnished, contain any untrue statements of a material fact or omit to state a material fact necessary in order to make

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the statements contained therein not materially misleading in light of the circumstances under which such statements are made.

6.Reaffirmation of Representations. Each of the Borrower and Holdings hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

7.No Further Amendments; Ratification of Liability. Except as expressly amended or waived hereby, the Credit Agreement and each of the other Credit Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Credit Documents in the future. Each of the Borrower and Holdings hereby (i) restates, ratifies, confirms and reaffirms its respective liabilities, payment and performance obligations (contingent or otherwise) and each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents to which it is a party, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby and (ii) acknowledges and agrees that this Amendment shall not in any way affect the validity and enforceability of any Credit Document to which it is a party, or reduce, impair or discharge the obligations of the Borrower or Holdings or the Collateral granted to the Administrative Agent and/or the Lenders thereunder. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Credit Document shall not be deemed to establish or create a custom or course of dealing between the Borrower, Holdings or the Lenders, or any of them. This Amendment shall be deemed to be a “Credit Document” for all purposes under the Credit Agreement. This Amendment shall have prospective application only. After the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

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8.Allocations of Revolving Commitments and Revolving Loans. The Administrative Agent, the Lenders and the Borrower agree that the Revolving Commitment of each of the Revolving Lenders immediately prior to the effectiveness of this Amendment shall be reallocated among the Revolving Lenders such that, immediately after the effectiveness of this Amendment in accordance with its terms and the Revolving Commitment Increase, the Revolving Commitment of each Revolving Lender shall be as set forth on Annex 1.1B attached hereto. In order to effect such reallocations, assignments shall be deemed to be made among the Revolving Lenders in such amounts as may be necessary, and with the same force and effect as if such assignments were evidenced by the applicable Assignment Agreements (but without the payment of any related assignment fee), and no other documents or instruments shall be required to be executed in connection with such assignments (all of which such requirements are hereby waived) other than the execution of any documents or instruments required for the effectiveness of this Amendment pursuant to Section 4 of this Amendment. Further, to effect the foregoing, each Revolving Lender agrees to make cash settlements in respect of any outstanding Revolving Loans, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, such that after giving effect to this Amendment, each Revolving Lender holds Revolving Loans equal to its Pro Rata Share (based on the Revolving Commitment of each Lender as set forth on Annex 1.1B attached hereto).

9.Post Closing Covenant. Holdings and the Borrower shall cause to be delivered to the Administrative Agent, on or before the date that is 15 days after the Third Amendment Effective Date (or such later date as the Administrative Agent shall agree), each of the following:

(i)    a legal opinion from Daugherty, Fowler, Peregrin, Haught & Jenson, P.C., special FAA counsel to Holdings and its Subsidiaries, addressed to the Administrative Agent and each of the Lenders, such opinion to be in form and content satisfactory to the Administrative Agent (and in any event covering the matters described in clause (ii) immediately below and those set forth in the opinion delivered by such law firm in connection with the Credit Agreement);

(ii)    evidence that FAA form “Aircraft Security Agreements” and/or “Amended and Restated Aircraft Security Agreements”, the substance of which shall be satisfactory to the Administrative Agent, covering the Aircraft and Engines included in the Collateral Pool have been filed with the FAA, and priority search certificates satisfactory to the Administrative Agent identifying the registrations made with the “International Registry” (as defined under the Cape Town Convention) with respect to the airframe of such Aircraft and its Engines and confirming that, except (x) with respect to Liens in existence on the Closing Date with respect to the airframe and Engines described on Annex 1.1(B) to the Credit Agreement or (y) as otherwise agreed by the Administrative Agent, no other registrations have been made with respect to such airframe or Engines that have not been subordinated to the registrations made in favor of the Administrative Agent or discharged; and

(iii)    evidence that all other actions necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect and protect the security interests purported to be created by the Security Documents have been taken.

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10.Other Provisions.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all counterparts, taken together, shall constitute but one and the same document.

(b) The Borrower agrees to reimburse the Lenders and the Administrative Agent on demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

(c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(d) THIS AMENDMENT CONSTITUTES THE ENTIRE CONTRACT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS DISCUSSIONS, CORRESPONDENCE, AGREEMENTS AND OTHER UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

(e) In consideration of the amendments contained herein, each of the Borrower and Holdings hereby waives and releases each of the Lenders and the Administrative Agent from any and all known claims and defenses with respect to the Credit Agreement and the other Credit Documents and the transactions contemplated thereby.
(f) Each of the Borrower and Holdings agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Credit Documents and all other agreements executed and delivered in connection herewith.
(g) THE PARTIES HERETO HAVE ENTERED INTO THIS AMENDMENT SOLELY TO AMEND TERMS OF THE CREDIT AGREEMENT. THE PARTIES DO NOT INTEND THIS AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND THE TRANSACTION CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER OR HOLDINGS UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

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IN WITNESS WHEREOF, the Borrower, Holdings, the Lenders and the Administrative Agent have caused this Third Amendment to Second Amended and Restated Credit Agreement to be duly executed by their respective duly authorized officers and representatives as of the day and year first above written.

CARGO AIRCRAFT MANAGEMENT, INC.

By:     /s/ W. Joseph Payne
Name:    W. Joseph Payne
Title:    Vice President, Secretary

AIR TRANSPORT SERVICES GROUP, INC.

By:    /s/ Joseph C. Hete
Name:    Joseph C. Hete
Title:    CEO

[Signatures Continue on Following Pages]

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SUNTRUST BANK, as Administrative Agent and as a Lender

By:    /s/ Chris Hursey
Name:     Chris Hursey
Title:    Director

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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BANK OF AMERICA, N.A., as a Lender

By: /s/ Gregg Bush
Name: Gregg Bush
Title: Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ David Beckett
Name: David Beckett
Title: Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Eric B. Bergeson
Name: Eric B. Bergeson
Title: Authorized Officer

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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REGIONS BANK, as a Lender

By: /s/ Joe Darcy
Name: Joe Darcy
Title: Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Melinda Gulledge
Name: Melinda Gulledge
Title: Assistant Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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BBVA USA, an Alabama banking corporation f/k/a Compass Bank, as a Lender

By: /s/ Jeff Bork
Name: Jeff Bork
Title: Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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CIBC BANK USA, as a Lender

By: /s/ Nick Fadel
Name: Nick Fadel
Title: Managing Director

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ John Di Legge
Name: John Di Legge
Title: Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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ATLANTIC UNION BANK, as a Lender

By: /s/ deK Bowen
Name: deK Bowen
Title: Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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ATLANTIC CAPITAL BANK, N.A., as a Lender

By: /s/ Richard A. Oglesby, Jr.
Name: Richard A. Oglesby, Jr.
Title: Executive Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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BOKF, NA, as a Lender

By: /s/ Timberly J. Harding
Name: Timberly J. Harding
Title: Senior Vice President

[Signature Page to Third Amendment to Second Amended and Restated Credit Agreement]

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TRISTATE CAPITAL BANK, as a Lender

By: /s/ Ellen Frank
Name: Ellen Frank
Title: Senior Vice President

[End of Signatures]

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Annex 1.1A

Incremental Lender	Incremental Revolving Commitment
SunTrust Bank	$14,430,275.23
Bank of America, N.A.	$13,815,596.33
PNC Bank, N.A.	$13,815,596.33
Regions Bank	$12,193,577.98
JPMorgan Chase Bank, N.A.	$12,200,000.00
Branch Banking and Trust Company	$10,256,880.73
BBVA USA, an Alabama banking corporation f/k/a Compass Bank	$10,665,051.61
CIBC Bank USA	$3,991,743.12
Goldman Sachs Bank USA	$4,046,875.00
The Northern Trust Company	$3,200,000.00
Atlantic Union Bank	$1,847,706.42
Atlantic Capital Bank, N.A.	$1,500,000.00
BOKF, NA	$1,936,697.25
TriState Capital Bank	$1,100,000.00
Total	$105,000,000

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Annex 1.1B

Lender	Revolving Commitment
SunTrust Bank	$102,600,000.00
Bank of America, N.A.	$100,500,000.00
PNC Bank, N.A.	$100,500,000.00
Regions Bank	$87,700,000.00
JPMorgan Chase Bank, N.A.	$87,700,000.00
Branch Banking and Trust Company	$73,100,000.00
BBVA USA, an Alabama banking corporation f/k/a Compass Bank	$62,700,000.00
CIBC Bank USA	$29,200,000.00
Goldman Sachs Bank USA	$29,100,000.00
The Northern Trust Company	$21,700,000.00
Atlantic Union Bank	$19,600,000.00
Atlantic Capital Bank, N.A.	$13,500,000.00
BOKF, NA	$14,600,000.00
TriState Capital Bank	$7,500,000.00
Total	$750,000,000

LEGAL02/39302758v7

EXHIBIT I

REAFFIRMATION OF OBLIGATIONS UNDER CREDIT DOCUMENTS

November 4, 2019

Reference is hereby made to (i) that certain Second Amended and Restated Credit Agreement dated as of November 9, 2018 among Cargo Aircraft Management, Inc. (the “Borrower”), Air Transport Services Group, Inc. (“Holdings”), the Lenders a party thereto and SunTrust Bank, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement) and (ii) that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”) among the Borrower, Holdings, the Lenders party thereto and the Administrative Agent.

Each Credit Party acknowledges and reaffirms that (i) all liens and security interests granted to the Administrative Agent and the Lenders under the Security Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection, enforceability or priority of such liens and security interests will not be impaired in any way by the Amendment.

Each of the undersigned Credit Parties hereby further reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the Credit Documents (including, without limitation, the guarantee obligations of each Guarantor under the Guarantee and Collateral Agreement) to which such Person is a party, and each Credit Party agrees that the amendments contained in the Amendment are solely to amend the terms of the Credit Agreement and do not in any way affect the validity and/or enforceability of any Credit Document, or reduce, impair or discharge the obligations of such Person thereunder.

Each of the undersigned Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that: (a) the execution and delivery by the Credit Parties of this Reaffirmation is within the power (corporate or otherwise) and authority of the Credit Parties, has been duly authorized and approved by all requisite action on the part of the Credit Parties, and does not and will not contravene, breach or conflict with any provision of applicable law or any of the charter or other organic documents of the Credit Parties, or any indenture, agreement, instrument or undertaking binding on the Credit Parties; (b) this Reaffirmation has been duly executed by the Credit Parties; and (c) the Credit Documents remain in full force and effect and constitute the legal, valid and binding obligations of the Credit Parties, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditor's rights; and (d) all of the Obligations are absolute and unconditional, and such Obligations are not subject to any claim, defense, deduction, right of offset or otherwise.

THE CREDIT PARTIES DO NOT INTEND THE AMENDMENT NOR THE TRANSACTIONS CONTEMPLATED THEREBY TO BE, AND THE AMENDMENT AND THE

LEGAL02/39302758v7

TRANSACTION CONTEMPLATED THEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE CREDIT PARTIES UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

This Reaffirmation shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

[Signatures Appear on Following Page]

LEGAL02/39302758v7

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Credit Documents as of the date first written above.

CARGO AIRCRAFT MANAGEMENT, INC.

By:
Name: W. Joseph Payne

Title: Vice President, Secretary

ABX AIR, INC.

By:
Name: W. Joseph Payne
Title: Vice President, General Counsel & Secretary

LGSTX DISTRIBUTION SERVICES, INC.

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

AIRBORNE GLOBAL SOLUTIONS, INC.

By:
Name: W. Joseph Payne
Title: Vice President & Secretary

[Signatures Continue on Following Pages]

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AIRBORNE MAINTENANCE AND ENGINEERING SERVICES, INC.

By:
Name: W. Joseph Payne
Title: Vice President & Secretary

AIR TRANSPORT INTERNATIONAL LIMITED LIABILITY COMPANY

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

AMES MATERIAL SERVICES, INC.

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

AIR TRANSPORT INTERNATIONAL, INC.

By:
Name: James F. O’Grady
Title: President

CARGO AVIATION, INC.

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

[Signature Pages to Reaffirmation of Obligations Under Credit Documents]
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CARGO HOLDINGS INTERNATIONAL, INC.

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

LGSTX FUEL MANAGEMENT, INC.

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

LGSTX SERVICES, INC.

By:
Name: W. Joseph Payne
Title: Secretary

AIR TRANSPORT SERVICES GROUP, INC.

By:
Name: W. Joseph Payne
Title: Chief Legal Officer & Secretary

GLOBAL FLIGHT SOURCE, INC.

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

[Signature Pages to Reaffirmation of Obligations Under Credit Documents]
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LGSTX CARGO SERVICES, INC.

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

PEMCO WORLD AIR SERVICES, INC.

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

OMNI AIR INTERNATIONAL, LLC

By:
Name: Richard F. Corrado
Title: Vice President, Secretary

OMNI AVIATION LEASING, LLC.

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

[Signature Pages to Reaffirmation of Obligations Under Credit Documents]
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T7 AVIATION LEASING, LLC

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

ADVANCED FLIGHT SERVICES, LLC

By:
Name: W. Joseph Payne
Title: Vice President, Secretary

TRIFACTOR SOLUTIONS, LLC

By:
Name: Timothy J. Allen
Title: Vice President, Secretary

[End of Signatures]

[Signature Pages to Reaffirmation of Obligations Under Credit Documents]
LEGAL02/39302758v7

EXHIBIT II
November 4, 2019
SunTrust Bank, as
Administrative Agent for the Lenders
party to the Credit Agreement
referred to below
303 Peachtree Street, NE, 25th Floor
Atlanta, Georgia 30308
Attention: Agency Services
Ladies and Gentlemen:
The undersigned, Cargo Aircraft Management, Inc., a Florida corporation (the “Borrower”), refers to the Second Amended and Restated Credit Agreement, dated as of November 9, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”, the capitalized terms defined therein being used herein as therein defined), among the Borrower, Air Transport Services Group, Inc., a Delaware corporation, the several Lenders from time to time party thereto, and the Administrative Agent, and hereby gives you notice pursuant to Section 2.3(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.3(a) of the Credit Agreement:
1. The Business Day of the Proposed Borrowing is November 4, 2019 (the “Third Amendment Closing Date”).
2. The aggregate principal amount of the Proposed Borrowing is $________________.
The Proposed Borrowing is to consist of Revolving Loans.
3. The Revolving Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Rate Loans].
4. The initial Interest Period for the Proposed Borrowing of the Revolving Loan is ______ month(s). 1
The undersigned hereby certify that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:
(a) no Default or Event of Default exists;

(b) all representations and warranties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof and the date of the Proposed Borrowing, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representation and warranty shall have been true and

____________________________
1 To be included for [a] Proposed Borrowings[s] of Eurodollar Rate Loans

correct in all material respects as of such earlier date; and

(c) since December 31, 2018, there shall have been no event, change, condition or occurrence that has had, or could reasonably be expected to have, a Material Adverse Effect.

The Borrower hereby irrevocably instructs the Administrative Agent to apply the proceeds of the Proposed Borrowing as follows: (i) to prepay the entire outstanding balance of Term Loan A-1, together with accrued interest thereon through the Third Amendment Closing Date, in the amount of $________________ and (ii) to prepay a portion of the principal balance of Term Loan A-2, together with accrued interest thereon through the Third Amendment Closing Date, in the amount of $________________.

Contemporaneous with this Notice of Borrowing, the Borrower has delivered a certificate to the Administrative Agent complying with Section 6.2(c) of the Credit Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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Very truly yours,

CARGO AIRCRAFT MANAGEMENT, INC.

By:
Name:
Title:

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EXHIBIT III

[FORM OF SECRETARY’S CLOSING CERTIFICATE]

I, the undersigned, [Assistant] Secretary of [Name of Credit Party], a [_______________] organized and existing under the laws of the State of _______________ (the “Company”), do hereby certify on behalf of the Company that:
1. This Certificate is being delivered on November 4, 2019 and is furnished pursuant to that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of the date hereof, among Cargo Aircraft Management, Inc., a Florida corporation (the “Borrower”), Air Transport Services Group, Inc., a Delaware corporation, the several Lenders from time to time party thereto and SunTrust Bank, as Administrative Agent for the Lenders (such Credit Agreement, as in effect on the date of this Certificate, being herein called the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.
2. The following named individuals are duly qualified and acting elected or appointed officers of the Company, and each holds the office of the Company set forth opposite his or her name, each of whom is authorized to sign the [Amendment/Reaffirmation] on behalf of the Company. The signature written opposite the name and title of each such officer is his or her genuine signature.

Name [2]	Office	Signature
________________	________________	______________________
________________	________________	______________________
________________	________________	______________________

3. Attached hereto as Exhibit A is a true and complete copy of the [Charter Document] of the Company, including all amendments thereto, as filed in the Office of the Secretary of State of the State of __________ (the “Secretary of State”), which constitutes the [Charter Document] of the Company as presently in effect (the “[Articles of ___________]”); no amendment to the Articles of ______________ is pending or contemplated, and there are no proceedings, pending or contemplated, for the merger, consolidation, conversion, liquidation or dissolution of the Company; and no steps have been or are being taken to appoint an administrator, receiver, liquidator or analogous person or body to wind up or dissolve the Company. 3
4. Attached hereto as Exhibit B is a true and correct copy of the [By-Laws] [limited liability company agreement] of the Company which was duly adopted and is in full force and effect on the date hereof. 4

______________________
2 Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate or related documentation.
3 May include alternate statement that documents have not been amended, changed or otherwise modified in any way since the Closing Date.
4 May include alternate statement that such documents have not been amended, changed or otherwise modified in any way since the Closing Date.

5. Attached hereto as Exhibit C is a true and correct copy of resolutions authorizing the execution, delivery and performance of the [Amendment/Reaffirmation], which [have][has] been duly adopted by unanimous written consent of the members of the Company, and said resolutions have not been rescinded, amended or modified, are in full force and effect on the date hereof, and have been duly filed with the minutes of the proceedings of the members. 5
6. Attached hereto as Exhibit D is a certificate of good standing from the Secretary of State of the jurisdiction of incorporation or organization of the Company.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5 In the case of the Borrower only, this Certificate shall also state that: (1) all of the applicable conditions set forth in this Section 4 of the Amendment have been satisfied and (2) since December 31, 2018, there has not been any change, effect, event, occurrence, state of facts or development that has had or could reasonably be expected to have a Material Adverse Effect.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate as of the date first written above.

[COMPANY]

_________________________________

_____________________, Secretary

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Exhibit A

Articles of ______________

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Exhibit B

[By-Laws][Limited Liability Company Agreement]

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Exhibit C

Resolutions

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Exhibit D

Good Standing Certificate

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